UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2015

CPS TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

(508) 222-0614
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events.

On January 13, 2015, the Company issued a press release announcing it received approval from The NASDAQ Stock Market LLC (“NASDAQ”) to list its common stock on the NASDAQ Capital Markets on or about January 15, 2015. A copy of the press release is attached as Exhibit 99 and is incorporated herein in its entirety by reference.

Cautionary Note Regarding Forward-Looking Statements.
Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

EXHIBIT NUMBER	DESCRIPTION
99	Press release dated January 13, 2015 of CPS Technologies announcing approval to List Shares on NASDAQ Markets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CPS Technologies Corporation (Registrant)
Date: January 14, 2015	/s/ Ralph M. Norwood Ralph M. Norwood Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99	Press release dated January 13, 2015 of CPS Technologies announcing approval to List Shares on NASDAQ Markets.